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                     JOHN HANCOCK TAX-EXEMPT INCOME FUND

                 SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995


On December 11, 1995, the Trustees of the John Hancock Tax-Exempt Income
Fund (the "Fund") voted to recommend that the shareholders approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held in April, 1996, the Fund would transfer all of its assets and liabilities to John Hancock Tax-Free Bond Fund ("Tax-Free Bond Fund") in a tax-free exchange for shares of equal value of Tax-Free Bond Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to shareholders during March, 1996.

Effective February 26, 1996, John Hancock Tax-Exempt Income Fund will be closed to new accounts (except for participants in Qualified Retirement Plans Plans).

December 11, 1995

2300S 12/95